EXHIBIT 3.3

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE


               THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE
               HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT
               OF  1933,  AS  AMENDED,  AND  MAY  NOT BE  SOLD  OR     SHARES
               OTHERWISE  TRANSFERRED UNLESS A COMPLIANCE WITH THE
               REGISTRATION  PROVISIONS  OF SUCH ACT HAS BEEN MADE
               OR UNLESS  AVAILABILITY  OF AN EXEMPTION  FROM SUCH
               REGISTRATION  PROVISIONS HAS BEEN  ESTABLISHED,  OR
               UNLESS   SOLD   PURSUANT  TO  RULE  144  UNDER  THE
               SECURITIES ACT OF 1933
                                                           CUSIP NO. 82104Q 10 5


                               SHEERVISION, INC.

          90,000,000 AUTHORIZED SHARES  $.001 PAR VALUE  NON-ASSESSABLE


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


SHARES OF                      SHEERVISION, INC.                    COMMON STOCK

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

   WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:
                           COUNTERSIGNED AND REGISTERED
                             FIDELITY TRANSFER COMPANY (SALT LAKE CITY, UTAH)
                           By
                             TRANSFER AGENT AND REGISTRAR - AUTHORIZED SIGNATURE



                                              /s/ Suzanne Lesadder
                                                 CHAIRMAN, CEO

                                SHEERVISION, INC.
                                    CORPORATE
                                      SEAL
                                    DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according 5to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT - _______Custodian _______
                    (Cust)           (Minor)
                    under Uniform Gifts to Minors
                    Act__________________________
                              (State)

Additional abbreviations may also be used though not in the above list.


For Value Received, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the capital sock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date
    ----------------------------


        NOTICE: SIGNATURE  MUST  CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE
                OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.